Exhibit 10.10

INTELLECTUAL PROPERTY AND TRADE SECRETS PURCHASE AGREEMENT

THIS AGREEMENT is made and entered into as of August 31, 2024, by and between:

1.  Adler Capital Limited, a company incorporated and registered in Hong Kong with company number 68827254 and having its registered office at Room 3208, 32/F, Central Plaza, 18 Harbour Road, Wan Chai, Hong Kong ("Seller"); and

2.  Synthesis Analytics Production Limited a company incorporated and registered in the United Kingdom with company number 14342669 and having its registered office at 124 City Road, London, EC1V 2NX, United Kingdom ("Buyer").

WHEREAS:

(A)      The Seller is a technology investor that has built up a portfolio of intellectual property rights and trade secrets (as defined below) and wishes to sell them to the Buyer.

(B)      The Buyer desires to acquire the intellectual property and trade secrets from the Seller under the terms and conditions set out in this Agreement.

NOW, THEREFORE, the parties agree as follows:

1. DEFINITIONS

1.1 Intellectual Property: Includes all immersion cooling solutions, trademarks, trade names, domain names, websites, copyrights, designs, databases, and any other intellectual property rights that has been traded under Synthesis Analytics brand, whether registered or unregistered, and all applications for such rights.

1.2 Trade Secrets: Includes any and all confidential business information, know-how, formulas, designs, algorithms, processes, customer lists, business strategies, and other proprietary information that has been traded under Synthesis Analytics brand.

1.3 Effective Date: The date on which this Agreement is executed by both parties.

1.4 Purchase Price: The amount payable by the Buyer to the Seller for the IP and Trade Secrets, as specified in Clause 3.

2. TRANSFER OF RIGHTS

2.1 The Seller agrees to sell, assign, and transfer all rights, title, and interest in the Intellectual Property and Trade Secrets to the Buyer.

2.2 The Seller shall provide all necessary documents, including but not limited to, assignment agreements, certificates of registration, and other materials required to complete the transfer.

2.3 The Buyer shall own all rights to use, exploit, license, or transfer the acquired IP and Trade Secrets without restriction.

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3. PURCHASE PRICE AND PAYMENT TERMS

3.1 The Purchase Price for the Equipment shall be USD 500,000 payable by the Buyer to the Seller as follows:

(a) Payment Schedule: Full amount will be paid latest 30 days after Effective Date.

3.2 Payment shall be made via Bank Transfer to the Seller’s designated account.

4. REPRESENTATIONS AND WARRANTIES

4.1 The Seller represents and warrants that:

(a) It is the sole and exclusive owner of the IP and Trade Secrets;

(b) The IP and Trade Secrets are free from encumbrances, claims, or disputes;

(c) It has full authority to enter into this Agreement and perform its obligations hereunder;

(d) The transfer of the IP and Trade Secrets will not infringe on any third-party rights.

4.2 The Buyer represents and warrants that:

(a) It has full authority to enter into this Agreement and perform its obligations;

(b) It shall make the payments as required under this Agreement.

5. CONFIDENTIALITY

5.1 Both parties agree to maintain the confidentiality of all information exchanged in relation to this Agreement.

5.2 The Seller shall not disclose or use any of the Trade Secrets following completion of the transfer.

6. GOVERNING LAW AND DISPUTE RESOLUTION

6.1 This Agreement shall be governed by and construed in accordance with the laws of England and Wales.

6.2 Any disputes arising out of or in connection with this Agreement shall be resolved by arbitration in London, in accordance with the rules of the London Court of International Arbitration (LCIA).

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7. GENERAL PROVISIONS

7.1 Entire Agreement: This Agreement constitutes the entire agreement between the parties and supersedes all prior discussions and agreements.

7.2 Amendments: Any amendments to this Agreement must be in writing and signed by both parties.

7.3 Severability: If any provision of this Agreement is found to be invalid, the remaining provisions shall continue in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the Effective Date.

SELLER:

/s/ Dr Niclas Adler

Dr Niclas Adler, Director, Adler Capital Limited

BUYER:

/s/ Dr Niclas Adler

Dr Niclas Adler, Director, Synthesis Analytics Production Limited

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